[Logo]M F S(R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)




                         MFS(R) GOVERNMENT
                         MORTGAGE FUND
                         ANNUAL REPORT o JULY 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 14
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
Trustees and Officers ..................................................... 29


--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------

   o FOR THE YEAR ENDED JULY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN OF 6.17%, CLASS B SHARES 5.40%, AND CLASS I SHARES 6.47%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.)

   o BECAUSE WE ARE FAIRLY OPTIMISTIC ABOUT INTEREST RATES, THE FUND IS POSITIONED FOR A FLATTER YIELD CURVE RESULTING FROM LONG-TERM RATES COMING DOWN TOWARD SHORT-TERM RATES.

   o WE HAVE FOUND INCREASING VALUE IN 15- YEAR MORTGAGES, WHICH WE BELIEVE MAY CARRY LESS PREPAYMENT RISK, EVEN IF INTEREST RATES COME DOWN A LITTLE. WHEN HOMEOWNERS ADD UP THE EXTRA INTEREST COSTS OF EXTENDING THEIR MORTGAGES, THEY WILL PROBABLY PREFER TO GET THEIR CURRENT MORTGAGES PAID OFF.


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------


[Photo of Jeffrey L. Shames]


----------------------------
      Jeffrey L. Shames

Dear Shareholders:
Although the U.S. stock market has enjoyed several years of double-digit advances, this summer's volatility shows the necessity of taking a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which stock prices have become more vulnerable to changes in the investment environment such as rising inflation and interest rates, a slowing economy, or -- as we have seen recently -- earnings disappointments. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on the slowdown in corporate earnings. In the second quarter, average earnings growth for companies in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, was about 3%, well below what people were expecting a year ago. As a result, the stock market has begun to retreat from the record-high levels set in mid-July. This retreat may help correct some of the overvaluations that have been building in the market for some time. Prior to July, equity prices had continued to rise without a corresponding increase in corporate earnings. As a result, price-to-earnings (P/E) ratios, or the amount investors paid for stocks in relation to companies' earnings per share, also went up. A year ago this July, the average P/E ratio for stocks in the S&P 500 stood at approximately 23; this July, the average P/E ratio was some 20% higher, at about 28. If this summer's downturn helps create more reasonable valuations, we believe the correction could provide a sounder long-term foundation for the equity markets. On another positive note, interest rates have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs.

As long as interest rates remain low and the economy continues to grow, we expect stock prices to advance over the next 12 months in line with corporate earnings, that is, about 8% to 10%. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Internationally, the economic turmoil in Asia continues to be a concern to us, and we believe the United States has yet to see the full impact of this crisis. There have been brief periods of improvement in a few countries but, for the most part, the region's economies are still very weak and the situation could turn worse before getting better. While the crisis has affected all countries in Asia, Japan was the major factor behind the turmoil as excesses in its banking and real estate sectors led to severe currency problems. Although Japan now has a new government, questions remain about the nation's commitment to ending the loan crisis and reforming its banking system. At the same time, the Asian turmoil has had the beneficial effect of moderating U.S. growth and keeping inflation in check, which has helped establish a favorable interest-rate environment.

Countering the situation in Asia has been the growing strength of European economies, although European equity markets have also seen some volatility this summer. But as these countries move toward economic union, they have benefited from a convergence of interest rates to lower levels, a rapid expansion of manufacturing and service businesses, and an increasingly strong consumer sector. This has helped American exporters offset some of their Asian losses, while providing investment opportunities in developed and emerging European markets.

Given the uncertainty arising from these conflicting developments, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bond and international investments as well as on the U.S. stock market. At MFS, we also believe our commitment to original, company-by-company research gives us an advantage, by helping us find companies that we think can keep growing or gain market share during periods of market turmoil. To help fulfill this commitment, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    August 14, 1998

MANAGEMENT REVIEW AND OUTLOOK

---------------------------


[Photo of D. Richard Smith]


---------------------------
     D. Richard Smith

For the year ended July 31, 1998, Class A shares of the Fund provided a total return of 6.17%, Class B shares 5.40%, and Class I shares 6.47%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 7.45% return for the Lehman Brothers Government National Mortgage Association (GNMA) Index, an unmanaged index of GNMA issues with more than $50 million outstanding.

Q. HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OF THE PAST YEAR?

A. The overriding theme has been a weakening global economy and a continued strong domestic economy. The dollar has continued to be strong and, while it appeared we would see an economic slowdown because of Asia in the first quarter, it didn't happen until the second quarter, when imports and manufacturing were affected. While we think the Asian turmoil is serious, we also believe that the domestic economy ultimately will determine the direction of the U.S. bond market.

Q. GIVEN THIS ENVIRONMENT, HOW HAVE YOU BEEN POSITIONING THE FUND?

A. Our primary concern is our exposure to changes in interest rates. We also consider exposure to the mortgage market and differences in coupons and maturities. Currently, we're fairly optimistic about interest rates. We think that global growth is slowing, that inflation is dormant, and that interest rates will continue to come down. The turmoil in Asia has helped create a strong demand for U.S.-based assets, which has also contributed to lower rates. Now, because the Federal Reserve Board (the Fed) has kept interest rates on hold for over a year, the short end of the market has stabilized while the long end keeps rallying on lower-inflation expectations, so we've ended up with a flatter yield curve, with long-term rates coming down toward short-term rates. We believe we are well positioned for this flatter yield curve.

Q. WHAT SHOULD INVESTORS BE LOOKING FOR FROM THIS FUND?

A. People who invest in this Fund are looking for moderate sensitivity to changes in interest rates and good yield characteristics. Yields on GNMA (Ginnie Mae) securities tend to be about 100 basis points (1.00%) over those of five-year U.S. Treasury securities. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We tend to like the shorter-term, higher-yielding securities that haven't started to prepay yet (7% and 7 1/2% coupons) because these higher coupons can add stability to the Fund's net asset value (NAV). The lower 6% and 6 1/2% coupons tend to lack enough yield for the added price risk. Under current conditions, with the supply of lower-yielding coupons high, expected performance of lower coupons tends to be marginal.

Q. BECAUSE THIS IS A MORTGAGE FUND, DOES THAT MEAN ALL OF ITS ASSETS ARE IN MORTGAGE-BACKED SECURITIES?

A. No. We always have at least 65% of portfolio securities in Ginnie Maes. The other 35% can be in other types of agency mortgages or in Treasuries. We use both types of securities when we think they have value. At the end of 1997, we felt mortgages were overvalued because of significant upside price potential in the bond market and downward pressure on yields. So we lowered our exposure to mortgages to roughly that 65% level. While that didn't help us in the last few months of 1997, it did help in the first quarter of this year, when mortgages underperformed Treasuries. Since then, we've seen most of this year's bond market rally, so we've raised our mortgage exposure back up to about 95%.

Q. WHAT ABOUT THE FUND'S DURATION, OR EXPOSURE TO CHANGES IN INTEREST RATES?

A. The duration can be anywhere from 1.5% to 3.5%. As of the end of July, as we've become a little more optimistic about interest rates, we've moved toward the long end of that range, at about 2.5% or 2.6% versus 2.3% for the benchmark. If inflation and growth continue to be low, we'll continue to extend the duration.

Q. WHAT CAN YOU TELL US ABOUT THE FUND'S CURRENT STRATEGY?

A. In developing a strategy, we look at three factors. The first is a macroeconomic view of growth and inflation, both of which commonly drive interest rates in the long run. We also consider security valuations; that is, how much yield can we add to the portfolio, and how much value can we add by selecting different types of securities? The third component is the technical factors, or the supply of securities in the marketplace. Right now, macroeconomic factors favor strong growth and low inflation, valuations in the mortgage market are much better than they were earlier in the year, and the technical factors are pretty strong as well. Money continues to come into the mortgage market, making it an attractive sector in which to invest.

Q. HAVE THERE BEEN ANY PARTICULARLY INTERESTING DEVELOPMENTS IN THE MORTGAGE MARKET IN THE PAST SIX MONTHS?

A. We have learned that prepayment rates can go up pretty fast in this environment. However, we've also learned the value of investing in Ginnie Maes versus other types of mortgage securities. Ginnie Maes have smaller loan balances and are a lot less sensitive to prepayments than mortgage securities such as Fannie Maes (Federal National Mortgage Association) and Freddie Macs (Federal Home Loan Mortgage Corporation). We've also learned that old mortgages can prepay as fast as new mortgages. These are mortgages that have been in existence for more than five years but haven't been refinanced before. Many of them are being refinanced now. Finally, we've found value in 15-year securities. Even if interest rates come down a little, people with 15-year mortgages probably won't refinance into new 15-year loans because when they add up the extra interest costs of extending their mortgages, they will probably prefer to get their current mortgages paid off. So we're selectively buying these mortgages.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN THE GENERAL ECONOMIC ENVIRONMENT OR IN YOUR MARKET, AND HOW MIGHT THEY BE REFLECTED IN THE FUND?

A. We think the critical things to watch are employment, the stock market, corporate earnings, wage pressures, and the growth of the service sector versus the manufacturing sector. If the economy remains strong, interest rates could move back up and the market will begin to anticipate Fed tightening. We think the Fed would rather raise rates a bit now, when the economy is strong, rather than wait until the economy is weakening and inflation is already building. Overall, though, we think we've gone through the majority of the rally for this quarter in our market and that we're in a period of stability. Also, the government is probably going to run a $50 billion to $60 billion budget surplus this year, so the supply of Treasury securities will be less than it's been in quite a while, which should help the demand side of this market, resulting in stable to lower rates. Given this scenario, we expect to maintain the Fund's conservative stance but would look to increase its interest-rate sensitivity if the yield curve steepens and we can put some money to work at higher yields.

/s/ D. Richard Smith
    D. Richard Smith
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   D. RICHARD SMITH IS VICE PRESIDENT -- INVESTMENTS AT MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND, MFS(R) GOVERNMENT LIMITED MATURITY FUND, AND MFS(R) MERIDIAN(SM) U.S. GOVERNMENT BOND FUND.

   MR. SMITH JOINED MFS IN 1993. FROM 1986 TO 1993 HE WORKED IN RESEARCH AND INSTITUTIONAL SALES ON WALL STREET. HE IS A GRADUATE OF VASSAR COLLEGE AND HAS AN M.B.A. FROM VANDERBILT UNIVERSITY.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                  SEEKS PRIMARILY HIGH CURRENT INCOME AND,
                              SECONDARILY, PRESERVATION OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      JANUARY 9, 1986

  CLASS INCEPTION:            CLASS A  JANUARY 9, 1986
                              CLASS B  SEPTEMBER 7, 1993
                              CLASS I  JANUARY 2, 1997

  SIZE:                       $812.1 MILLION NET ASSETS AS OF JULY 31, 1998


PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended July 31, 1998)


          MFS Government       Lehman        Consumer
          Mortgage Fund       Brothers      Price Index
          -- Class A         GNMA Index       -- U.S.
-------------------------------------------------------
7/93         $ 9,523         $10,000         $10,000
7/94           9,405          10,052          10,251
7/95          10,308          11,073          10,543
7/96          10,799          11,745          10,830
7/97          11,869          13,006          11,142
7/98          12,601          13,975          11,302


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended July 31, 1998)


          MFS Government       Lehman        Consumer
          Mortgage Fund       Brothers      Price Index
          -- Class A         GNMA Index       -- U.S.
-------------------------------------------------------
7/88         $ 9,520         $10,000         $10,000
7/89          10,889          11,480          10,498
7/90          11,279          12,549          11,004
7/91          12,134          14,036          11,494
7/92          13,672          15,819          11,857
7/93          14,875          17,125          12,186
7/94          14,776          17,214          12,523
7/95          16,195          18,962          12,869
7/96          16,967          20,113          13,245
7/97          18,647          22,272          13,544
7/98          19,797          23,933          13,772


AVERAGE ANNUAL TOTAL RETURNS THROUGH JULY 31, 1998

CLASS A

                                               1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------
Average Annual Total Return                    +6.17%       +6.92%       +5.88%         +7.64%
------------------------------------------------------------------------------------------------
SEC Results                                    +1.12%       +5.20%       +4.86%         +7.11%
------------------------------------------------------------------------------------------------

CLASS B

                                               1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------
Average Annual Total Return                    +5.40%       +6.13%       +5.17%         +7.28%
------------------------------------------------------------------------------------------------
SEC Results                                    +1.41%       +5.24%       +4.84%         +7.28%
------------------------------------------------------------------------------------------------

CLASS I

                                               1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------
Average Annual Total Return                    +6.47%       +7.10%       +5.99%         +7.69%
------------------------------------------------------------------------------------------------

COMPARATIVE INDICES

                                               1 Year      3 Years      5 Years  10 Years/Life
------------------------------------------------------------------------------------------------
Average GNMA fund*                             +6.81%       +7.32%       +6.11%         +8.27%
------------------------------------------------------------------------------------------------
Lehman Brothers GNMA Index+                    +7.45%       +8.07%       +6.92%         +9.12%
------------------------------------------------------------------------------------------------
Consumer Price Index+#                         +1.69%       +2.29%       +2.48%         +3.25%
------------------------------------------------------------------------------------------------

*Source: Lipper Analytical Services.
+Source: CDA/Wiesenberger.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Mortgage-backed securities are subject to prepayment risk as homeowners pay their mortgages early by refinancing them at lower rates. Prepayment results in a loss of anticipated interest. These risks may increase share price volatility.

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

PORTFOLIO CONCENTRATION AS OF JULY 31, 1998

Quality Ratings

Mortgage Backed                   93.2%
Other Government Agencies          0.3%
Cash                               6.2%
U.S. Treasuries                    0.3%

PORTFOLIO OF INVESTMENTS -- July 31, 1998

Bonds - 99.0%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
U.S. Government Guaranteed - 93.3%
  Government National Mortgage Association - 87.0%
    GNMA, 6s, 2024 - 2028                                              $ 22,931           $ 22,429,417
    GNMA, 6.5s, 2012 - 2027                                              99,552             99,641,971
    GNMA, 7s, 2022 - 2027                                               185,608            188,719,599
    GNMA, 7.5s, 2008 - 2028                                             230,018            236,969,665
    GNMA, 8s, 2012 - 2025                                               108,748            112,930,366
    GNMA, 9s, 2008 - 2019                                                21,349             22,960,583
    GNMA, 9.5s, 2009 - 2010                                               8,225              8,839,943
    GNMA, 11s, 2021                                                      12,350             13,856,988
    GNMA, 12.5s, 2011                                                       311                362,964
                                                                                          ------------
                                                                                          $706,711,496
------------------------------------------------------------------------------------------------------
  U.S Treasury Obligations - 6.3%
    U.S. Treasury Notes, 5.625s, 2008                                  $ 15,000           $ 15,140,550
    U.S. Treasury Bonds, 6.125s, 2027                                     5,000              5,285,150
    U.S. Treasury Bonds, 10.375s, 2012                                    2,600              3,458,806
    U.S. Treasury Bonds, 13.125s, 2001###                                22,550             26,908,464
                                                                                          ------------
                                                                                          $ 50,792,970
------------------------------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                                          $757,504,466
------------------------------------------------------------------------------------------------------
U.S. Federal Agencies - 5.7%
  Federal Home Loan Mortgage Corporation - 0.1%
    FHLMC, 8.5s, 2009                                                  $     26           $     27,770
    FHLMC, 9s, 2020                                                         418                443,464
    FHLMC, 9.5s, 2020                                                       245                261,506
                                                                                          ------------
                                                                                          $    732,740
------------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 5.3%
    FNMA, 6.6s, 2007                                                   $  4,790           $  4,918,295
    FNMA, 7.95s, 2005                                                     6,290              6,647,744
    FNMA, 8.5s, 2007 - 2028                                              19,853             20,709,954
    FNMA, 9s, 2004 - 2008                                                10,659             11,221,860
                                                                                          ------------
                                                                                          $ 43,497,853
------------------------------------------------------------------------------------------------------
  Other - 0.3%
    U.S. Department of Veteran Affairs, 7.5s, 2013                     $  2,370           $  2,417,706
------------------------------------------------------------------------------------------------------
Total U.S. Federal Agencies                                                               $ 46,648,299
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $802,844,166)                                               $804,152,765
------------------------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS -- continued

Short-Term Obligations - 0.2%
------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Goldman Sachs dated 7/31/98, due 8/03/98, total to be
      received $1,814,856 (secured by various U.S.
      Treasury Obligations in a jointly traded account),
      at Amortized Cost                                                $  1,814           $  1,814,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $804,658,166)                                         $805,966,765
Other Assets, Less Liabilities - 0.8%                                                        6,142,722
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $812,109,487
------------------------------------------------------------------------------------------------------
###Security segregated as collateral for open future contracts.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JULY 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $804,658,166)           $ 805,966,765
  Cash                                                                   37,198
  Receivable for Fund shares sold                                     2,146,343
  Interest receivable                                                 5,563,767
  Other assets                                                            7,074
                                                                  -------------
      Total assets                                                $ 813,721,147
                                                                  -------------
Liabilities:
  Payable for Fund shares reacquired                              $     990,616
  Payable for daily variation margin on open futures
    contracts                                                            12,500
  Payable to affiliates -
    Management fee                                                       10,020
    Shareholder servicing agent fee                                       2,505
    Distribution and service fee                                        193,591
    Administrative fee                                                      334
  Accrued expenses and other liabilities                                402,094
                                                                  -------------
      Total liabilities                                           $   1,611,660
                                                                  -------------
Net assets                                                        $ 812,109,487
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 853,171,339
  Unrealized appreciation on investments                              1,315,334
  Accumulated net realized loss on investments                      (42,192,909)
  Accumulated distributions in excess of net investment
    income                                                             (184,277)
                                                                  -------------
      Total                                                       $ 812,109,487
                                                                  =============
Shares of beneficial interest outstanding                          121,295,790
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $656,602,121 / 98,097,509 shares of
    beneficial interest outstanding)                                  $6.69
                                                                      =====
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                        $7.02
                                                                      =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $155,456,232 / 23,190,632 shares of
    beneficial interest outstanding)                                  $6.70
                                                                      =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $51,134 / 7,649 shares of beneficial
    interest outstanding)                                             $6.69
                                                                      =====
On sales of $100,000 or more, the offering price of Class A shares is reduced.
A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED JULY 31, 1998
--------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $ 64,403,388
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,929,806
    Trustees' compensation                                               69,358
    Shareholder servicing agent fee                                   1,048,537
    Distribution and service fee (Class A)                            1,645,486
    Distribution and service fee (Class B)                            2,150,242
    Administrative fee                                                  123,099
    Custodian fee                                                       278,085
    Postage                                                             198,402
    Printing                                                             60,405
    Auditing fees                                                        39,890
    Legal fees                                                            5,565
    Miscellaneous                                                       543,825
                                                                   ------------
      Total expenses                                               $ 10,092,700
    Fees paid indirectly                                               (239,575)
                                                                   ------------
      Net expenses                                                 $  9,853,125
                                                                   ------------
        Net investment income                                      $ 54,550,263
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $ 11,657,147
    Futures contracts                                                (1,884,741)
                                                                   ------------
        Net realized gain on investments                           $  9,772,406
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(13,331,910)
    Futures contracts                                                   625,680
                                                                   ------------
        Net unrealized loss on investments                         $(12,706,230)
                                                                   ------------
          Net realized and unrealized loss on investments          $ (2,933,824)
                                                                   ------------
            Increase in net assets from operations                 $ 51,616,439
                                                                   ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                     1998                     1997
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $  54,550,263           $   65,309,394
  Net realized gain (loss) on investments                          9,772,406               (6,762,295)
  Net unrealized gain (loss) on investments                      (12,706,230)              32,796,970
                                                               -------------           --------------
    Increase in net assets from operations                     $  51,616,439           $   91,344,069
                                                               -------------           --------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $ (40,398,677)          $  (38,530,720)
  From net investment income (Class B)                           (11,609,634)             (23,909,098)
  From net investment income (Class I)                                (5,097)                  (5,224)
  From net realized gain on investments (Class A)                 (1,910,443)                    --
  From net realized gain on investments (Class B)                   (549,017)                    --
  From net realized gain on investments (Class I)                       (241)                    --
  Tax return of capital                                                 --
                                                                                           (1,201,681)
                                                               -------------           --------------
    Total distributions declared to shareholders               $ (54,473,109)          $  (63,646,723)
                                                               -------------           --------------
Net decrease in net assets from Fund share transactions        $(124,725,903)          $ (181,974,208)
                                                               -------------           --------------
      Total decrease in net assets                             $(127,582,573)          $ (154,276,862)
Net assets:
  At beginning of period                                         939,692,060            1,093,968,922
                                                               -------------           --------------
  At end of period (including accumulated distributions
    in  excess of net investment income of $184,277 and
    $164,064, respectively)                                    $ 812,109,487           $  939,692,060
                                                               =============           ==============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                                EIGHT MONTHS
                                                        YEAR ENDED JULY 31,                            ENDED        YEAR ENDED
                                        ---------------------------------------------------         JULY 31,      NOVEMBER 30,
                                             1998           1997           1996        1995             1994              1993
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.72         $ 6.53         $ 6.65      $ 6.49          $ 6.85            $ 6.82
                                           ------         ------         ------      ------          ------            ------
Income from investment operations# -
  Net investment income(S)                 $ 0.43         $ 0.44         $ 0.45      $ 0.45          $ 0.29            $ 0.34
  Net realized and unrealized gain
    (loss) on investments                   (0.03)          0.18          (0.14)       0.14           (0.36)             0.20
                                           ------         ------         ------      ------          ------            ------
    Total from investment operations       $ 0.40         $ 0.62         $ 0.31      $ 0.59          $(0.07)           $ 0.54
                                           ------         ------         ------      ------          ------            ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.41)        $(0.42)        $(0.42)     $(0.42)         $(0.20)           $(0.47)
  From net realized gains on
    investments                             (0.02)          --             --          --              --                --
  In excess of net realized gain on
    investments                              --             --             --          --              --               (0.04)
  From paid-in capital                       --             --             --          --             (0.09)             --
  From tax return of capital                 --            (0.01)         (0.01)      (0.01)           --                --
                                           ------         ------         ------      ------          ------            ------
    Total distributions declared to
      shareholders                         $(0.43)        $(0.43)        $(0.43)     $(0.43)         $(0.29)           $(0.51)
                                           ------         ------         ------      ------          ------            ------
Net asset value - end of period            $ 6.69         $ 6.72         $ 6.53      $ 6.65          $ 6.49            $ 6.85
                                           ======         ======         ======      ======          ======            ======
Total return(+)                             6.17%          9.90%          4.76%       9.60%          (1.51)%++          8.11%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                0.97%          1.09%          1.16%       1.25%           1.27%+            1.38%
  Net investment income                     6.43%          6.75%          6.75%       6.99%           6.46%+            6.30%
Portfolio turnover                            72%            33%            25%         87%             37%              167%
Net assets at end of period (000,000
  omitted)                                   $657           $653           $541        $534            $424              $522

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                    --             --             --          --            $ 0.29            $ 0.34
    Ratios (to average net assets):
      Expenses##                             --             --             --          --             1.28%+            1.46%
      Net investment income                  --             --             --          --             6.45%+            6.22%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                               1992              1991             1990            1989            1988
-----------------------------------------------------------------------------------------------------------------------------
                                                   CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 6.95            $ 7.01           $ 7.86          $ 7.82          $ 8.34
                                                    ------            ------           ------          ------          ------
Income from investment operations -
  Net investment income                             $ 0.46            $ 0.48           $ 0.53          $ 0.59          $ 0.64
  Net realized and unrealized gain (loss) on
    investments                                       0.09              0.25            (0.40)           0.48           (0.06)
                                                    ------            ------           ------          ------          ------
    Total from investment operations                $ 0.55            $ 0.73           $ 0.13          $ 1.07          $ 0.58
                                                    ------            ------           ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                        $(0.42)           $(0.44)          $(0.49)         $(0.58)         $(0.64)
  From paid-in capital                               (0.26)            (0.35)           (0.49)          (0.45)          (0.46)
                                                    ------            ------           ------          ------          ------
    Total distributions declared to
      shareholders                                  $(0.68)           $(0.79)          $(0.98)         $(1.03)         $(1.10)
                                                    ------            ------           ------          ------          ------
Net asset value - end of period                     $ 6.82            $ 6.95           $ 7.01          $ 7.86          $ 7.82
                                                    ======            ======           ======          ======          ======
Total return(+)                                      8.25%            11.00%            2.05%          14.72%           7.39%
Ratios (to average net assets)/Supplemental data:
  Expenses                                           1.42%             1.44%            1.40%           1.37%           1.38%
  Net investment income                              6.57%             6.91%            7.29%           7.57%           7.88%
Portfolio turnover                                    484%              731%             507%            489%            285%
Net assets at end of period (000,000
  omitted)                                            $715              $886           $1,068          $1,380          $1,295

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                                EIGHT MONTHS
                                                        YEAR ENDED JULY 31,                            ENDED      PERIOD ENDED
                                           ------------------------------------------------         JULY 31,      NOVEMBER 30,
                                             1998           1997          1996         1995             1994             1993*
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 6.72         $ 6.53        $ 6.65       $ 6.49           $ 6.84            $ 6.97
                                           ------         ------        ------       ------           ------            ------
Income from investment operations# -
  Net investment income(S)                 $ 0.38         $ 0.40        $ 0.40       $ 0.41           $ 0.26            $ 0.38
  Net realized and unrealized gain
    (loss) on investments                   (0.03)          0.17         (0.13)        0.14            (0.35)            (0.44)
                                           ------         ------        ------       ------           ------            ------
    Total from investment operations       $ 0.35         $ 0.57        $ 0.27       $ 0.55           $(0.09)           $(0.06)
                                           ------         ------        ------       ------           ------            ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.35)        $(0.37)       $(0.38)      $(0.38)          $(0.18)           $(0.07)
  From net realized gains on
    investments                             (0.02)          --            --           --               --                --
  From paid-in capital                       --             --            --           --              (0.08)             --
  From tax return of capital                 --            (0.01)        (0.01)       (0.01)            --                --
                                           ------         ------        ------       ------           ------            ------
    Total distributions declared to
      shareholders                         $(0.37)        $(0.38)       $(0.39)      $(0.39)          $(0.26)           $(0.07)
                                           ------         ------        ------       ------           ------            ------
Net asset value - end of period            $ 6.70         $ 6.72        $ 6.53       $ 6.65           $ 6.49            $ 6.84
                                           ======         ======        ======       ======           ======            ======
Total return                                5.40%          9.09%         3.98%        8.81%          (1.97)%++         (3.91)%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                1.72%          1.78%         1.87%        1.96%            1.94%+            1.87%+
  Net investment income                     5.67%          6.02%         6.01%        6.28%            5.80%+            5.92%+
Portfolio turnover                            72%            33%           25%          87%              37%              167%
Net assets at end of period (000,000
  omitted)                                   $155           $286          $553         $812           $1,229            $1,628

  * For the period from the inception of Class B, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If the fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                    --             --            --           --             $ 0.26            $ 0.38
    Ratios (to average net assets):
      Expenses##                             --             --            --           --              1.94%+            1.94%+
      Net investment income                  --             --            --           --              5.80%+            5.85%+

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
YEAR ENDED JULY 31,                                                          1998                   1997**
----------------------------------------------------------------------------------------------------------
                                                                          CLASS I
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $ 6.72                   $ 6.59
                                                                           ------                   ------
Income from investment operations# -
  Net investment income                                                    $ 0.44                   $ 0.31
  Net realized and unrealized gain (loss) on investments                    (0.02)                    0.09
                                                                           ------                   ------
    Total from investment operations                                       $ 0.42                   $ 0.40
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.43)                  $(0.26)
  From net realized gains on investments                                   $(0.02)                    --
  From tax return of capital                                                 --                      (0.01)
                                                                           ------                   ------
    Total distributions declared to shareholders                           $(0.45)                  $(0.27)
                                                                           ------                   ------
Net asset value - end of period                                            $ 6.69                   $ 6.72
                                                                           ======                   ======
Total return                                                                6.47%                    6.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.73%                    0.73%+
  Net investment income                                                     6.67%                    7.06%+
Portfolio turnover                                                            72%                      33%
Net assets at end of period (000 omitted)                                     $51                     $113

** For the period from the inception of Class I, January 2, 1997, through July 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended July 31, 1998, $2,557,068 and $72,875,153 were reclassified from accumulated distributions in excess of net investment income and paid-in capital, respectively to accumulated net realized loss on investments due to differences between book and tax accounting for mortgage-backed securities and the expiration of capital loss carryforwards. This change had no effect on the net assets or net asset value per share.

At July 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of ($42,186,173) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its, utilization or expiration on July 31, 2002, ($5,628,534), July 31, 2003, ($4,604,728), July 31,
2004, ($30,095,607), and July 31, 2005, ($1,857,304).

Multiple Classes of Shares of Beneficial Interest - The Fund offers three classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $29,325 for the year ended July 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,510 for the year ended July 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the up to 0.10% per annum distribution fee will commence on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $144,624 for the year ended July 31, 1998. Fees incurred under the distribution plan during the year ended July 31, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $63,529 for Class B shares for the year ended July 31, 1998. Fees incurred under the distribution plan during the year ended July 31, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 1998, were $283 and $116,843, for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125% Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                            PURCHASES                 SALES
---------------------------------------------------------------------------
U.S. government securities               $611,206,024          $743,433,971
                                         ------------          ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $804,658,166
                                                               ------------
Gross unrealized appreciation                                  $  9,225,554
Gross unrealized depreciation                                    (7,916,955)
                                                               ------------
    Net unrealized appreciation                                $  1,308,599
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           YEAR ENDED JULY 31, 1998              YEAR ENDED JULY 31, 1997
                                    -------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          18,176,669       $ 122,097,242        33,238,157       $ 218,654,931
Shares issued to shareholders in
  reinvestment of distributions       3,001,790          20,014,229         2,705,877          17,720,451
Transferred to Class I                 --                 --                  (24,043)           (157,482)
Shares reacquired                   (20,335,888)       (135,963,645)      (21,505,030)       (141,474,917)
                                    -----------       -------------       -----------       -------------
    Net increase                        842,571       $   6,147,826        14,414,961       $  94,742,983
                                    ===========       =============       ===========       =============

Class B Shares
                                           YEAR ENDED JULY 31, 1998              YEAR ENDED JULY 31, 1997
                                    -------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,436,007       $   9,624,515        17,769,251       $ 116,849,711
Shares issued to shareholders in
  reinvestment of distributions         981,420           6,552,039         1,901,265          12,464,920
Shares reacquired                   (21,872,935)       (146,988,676)      (61,776,157)       (406,143,501)
                                    -----------       -------------       -----------       -------------
    Net decrease                    (19,455,508)      $(130,812,122)      (42,105,641)      $(276,828,870)
                                    ===========       =============       ===========       =============

Class I Shares
                                           YEAR ENDED JULY 31, 1998           PERIOD ENDED JULY 31, 1997*
                                 ----------------------------------    ----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                               1,275            $  8,547             3,187            $ 21,994
Shares issued to shareholders in
  reinvestment of distributions             770               5,123               812               5,325
Shares transferred from Class A             --                 --              24,043             157,482
Shares reacquired                       (11,278)            (75,277)          (11,160)            (73,122)
                                        -------            --------           -------            --------
    Net increase (decrease)              (9,233)           $(61,607)           16,882            $111,679
                                        =======            ========           =======            ========
* For the period from the inception of Class I, January 2, 1997, through July 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended July 31, 1998, was $5,034.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                                              UNREALIZED
DESCRIPTION                                  EXPIRATION      CONTRACTS      POSITION        APPRECIATION
--------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                      September 1998            400         Short              $6,735
                                                                                                  ------

At July 31, 1998, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Series Trust X and Shareholders of MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Mortgage Fund (one of the series consitituting MFS Series Trust X) as of July 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended July 31, 1998, the eight months ended July 31, 1994, and for each of the years in the six year period ended November 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 11, 1998

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

In January 1999, shareholders will be mailed Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

The Fund has designated $2,459,701 as a long-term capital gain dividend.

MFS(R) GOVERNMENT MORTGAGE FUND

TRUSTEES                                             CUSTODIAN
Richard B. Bailey* - Private Investor;               State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                            AUDITORS
                                                     Deloitte & Touche LLP
Peter G. Harwood - Private Investor
                                                     Investor Information For MFS stock and bond
J. Atwood Ives - Chairman and Chief Executive        market outlooks, call toll free: 1-800-637-4458
Officer, Eastern Enterprises (diversified            anytime from a touch-tone telephone.
services company)
                                                     For information on MFS mutual funds, call your
Lawrence T. Perera - Partner, Hemenway               financial adviser or, for an information kit,
& Barnes (attorneys)                                 call toll free: 1-800-637-2929 any business day
                                                     from 9 a.m. to 5 p.m. Eastern time (or leave a
William J. Poorvu - Adjunct Professor, Harvard       message anytime).
University Graduate School of Business
Administration                                       INVESTOR SERVICE
                                                     MFS Service Center, Inc.
Charles W. Schmidt - Private Investor                P.O. Box 2281
                                                     Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,             For general information, call toll free:
MFS Investment Management                            1-800-225-2606 any business day from 8 a.m. to 8
                                                     p.m. Eastern time.
Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment Management     For service to speech- or hearing-impaired, call
                                                     toll free: 1-800-637-6576 any business day from
Elaine R. Smith - Independent Consultant             9 a.m. to 5 p.m. Eastern time. (To use this
                                                     service, your phone must be equipped with a
David B. Stone - Chairman and Director,              Telecommunications Device for the Deaf.)
North American Management Corp.
(investment advisers)                                For share prices, account balances, and
                                                     exchanges, call toll free: 1-800-MFS-TALK
INVESTMENT ADVISER                                   (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company             telephone.
500 Boylston Street
Boston, MA 02116-3741                                WORLD WIDE WEB
                                                     www.mfs.com
DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
D. Richard Smith*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) GOVERNMENT                                                   Bulk Rate
MORTGAGE FUND                                                     U.S. Postage
                                                                      Paid
                                                                      MFS
[Logo] M F S(R)                                                 ----------------
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)


500 Boylston Street
Boston, MA 02116-3741









(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                       MGM-2 9/98 78M 31/231/831